SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event               August 31, 2000
reported)                                ---------------------------------------

                          Atchison Casting Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              KANSAS                     1-12541              48-1156578
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)

400 South Fourth Street, Atchison, Kansas                       66002
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (913) 367-2121
area code                                    -----------------------------------



                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

            On August 31, 2000, the Company issued a press release announcing its fourth quarter and fiscal year 2000 results and the planned closure of Claremont Foundry. A copy of the press release announcing these events is attached as Exhibit 99.1 hereto and incorporated herein by reference.


Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

            (c)   Exhibits.

            99.1  Press Release dated August 31, 2000

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATCHISON CASTING CORPORATION


DATE: August 31, 2000               /s/ Kevin T. McDermed

                                    Kevin T. McDermed
                                    Vice President, Chief Financial
                                    Officer, Treasurer and Secretary

                                  EXHIBIT INDEX


          Exhibit
          Number                     Exhibit

            99.1                    Press Release dated August 31, 2000